UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
    January 31, 2006

Exact name of registrant as specified in its charter; Commission
File No.:
    Duquesne Light Holdings, Inc. 1-10290
    Duquesne Light Company 1-956

Address of principal executive offices; zip code; registrant's telephone number, including area code:
    411 Seventh Avenue, Pittsburgh, PA  15219, 412-393-6000
    411 Seventh Avenue, Pittsburgh, PA  15219, 412-393-6000

State or other jurisdiction of incorporation or organization; IRS
Employer Identification No.:
    Pennsylvania 25-1598483
    Pennsylvania 25-0451600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act    (17 CFR 240.14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c)
    under the Exchange Act    (17 CFR 240.13e-4(c))


Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an
            Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 31, 2006, Duquesne Light Holdings Inc. ("Holdings") and its wholly owned subsidiary Duquesne Light Company
("Duquesne Light") amended their unsecured revolving credit facilities (each, a "revolver"), increasing the borrowing capacity of each by $50 million. Holdings' revolver capacity is now $250 million. Duquesne Light's revolver capacity is now $150 million. All other terms of the revolvers remain in effect unchanged. The entry into the revolvers was previously reported on a Form 8-K filed with the SEC on July 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Holdings, Inc
      (Registrant)

    /s/ Mark E. Kaplan
      (Signature)
     Mark E. Kaplan
Senior Vice President and
  Chief Financial Officer

Date:  February 2, 2006


Duquesne Light Company
      (Registrant)

    /s/ Mark E. Kaplan
      (Signature)
     Mark E. Kaplan
Senior Vice President and
  Chief Financial Officer